Exhibit 10.1

THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 28, 2019 and made between:

(1)        MCEWEN MINING INC. (the "Borrower");

(2)        ROYAL CAPITAL MANAGEMENT CORP., in its capacity as Administrative Agent (the "Administrative Agent"); and

(3)        THE LENDERS party hereto.

RECITALS:

(A)       A credit facility was made available to the Borrower upon the terms and conditions contained in the credit agreement dated as of August 10, 2018  between the Borrower, the Administrative Agent and the Lenders party thereto  (as amended from time to time, the "Credit Agreement").

(B)       The Borrower has requested that the Credit Agreement be amended to account for its projected Working Capital.

(C)       The Administrative Agent and each of the Lenders has agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1          Interpretation

Capitalized terms used in this Amendment and not otherwise defined have the meanings given to them in the Credit Agreement.  This Amendment is a  Loan Document.

2          Amendments

Effective on the date of this Amendment, the Credit Agreement shall be amended by deleting Section 12.01 and replacing it with the following:

"Section 12.01 Working Capital

Its Consolidated Working Capital is not less the amount set forth as at each Calculation Date indicated in the table below:

Calculation Date for Fiscal Quarter ending:	Minimum Consolidated Working Capital
December 31, 2019	$0
March 31, 2020	$10,000,000
June 30, 2020	$10,000,000

September 30, 2020	$0
December 31, 2020 and each Fiscal Quarter thereafter	$10,000,000

."

3          Representations and Warranties

The Borrower and the Guarantors represent and warrant to the Administrative Agent as follows:

(a)        the recitals to this Amendment are true and correct; and

(b)        no Default or Event of Default has occurred or is continuing.

4          General

The Credit Agreement remains in full force and effect, unamended except for the amendments effected under this Amendment. This Amendment will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

M
MCEWEN MINING INC., as Borrower

	By:	/s/ Meri Verli
Name: Meri Verli
Title: Chief Financial Officer

/s
ROYAL CAPITAL MANAGEMENT CORP.,, as Administrative Agent

	By:	/s/ Stephen Rider
Name: Stephen Rider
Title: President

MARK SHOOM, as Lender

By:	/s/ Mark Shoom

/s/ Margaret Haddock
Witness

/s/ Robert R. McEwe
EVANACHAN LIMITED, as Lender

	By:	/s/ Robert R. McEwen
Name: Robert R. McEwen
Title: President

STEPHEN RIDER, as Lender

By:	/s/ Stephen Rider

/s/ Aly Shoom
Witness